Sub-Item 77Q1(e)

                           SIXTH AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

     This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

     1. Each Fund, for itself and its Portfolios, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

     2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST


By: /s/ John M. Zerr
    --------------------------------
Title: Senior Vice President


INVESCO ADVISERS, INC.


By: /s/ John M. Zerr
    --------------------------------
Title: Senior Vice President

                                   EXHIBIT "A"

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                EFFECTIVE DATE     COMMITTED UNTIL*
---------                                              ------------------   ----------------
Invesco Balanced Fund                                   February 12, 2010
Invesco California Tax-Free Income Fund                 February 12, 2010
Invesco Core Plus Bond Fund                                June 2, 2009
Invesco Dividend Growth Securities Fund                 February 12, 2010
Invesco Equally-Weighted S&P 500 Fund                   February 12, 2010
Invesco Floating Rate Fund                               April 14, 2006
Invesco Fundamental Value Fund                          February 12, 2010
Invesco Large Cap Relative Value Fund                   February 12, 2010
Invesco Multi-Sector Fund                               November 25, 2003
Invesco New York Tax-Free Income Fund                   February 12, 2010
Invesco S&P 500 Index Fund                              February 12, 2010
Invesco Select Real Estate Income Fund                    March 9, 2007
Invesco Structured Core Fund                             March 31, 2006
Invesco Structured Growth Fund                           March 31, 2006
Invesco Structured Value Fund                            March 31, 2006
Invesco Van Kampen American Franchise Fund              February 12, 2010
Invesco Van Kampen Core Equity Fund                     February 12, 2010
Invesco Van Kampen Equity and Income Fund               February 12, 2010
Invesco Van Kampen Equity Premium Income Fund           February 12, 2010
Invesco Van Kampen Growth and Income Fund               February 12, 2010
Invesco Van Kampen Money Market Fund                    February 12, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund    February 12, 2010
Invesco Van Kampen Small Cap Growth Fund                February 12, 2010
Invesco Van Kampen Tax-Free Money Fund                  February 12, 2010

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                EFFECTIVE DATE     COMMITTED UNTIL*
---------                                              ------------------   ----------------
Invesco Capital Development Fund                          June 21, 2000
Invesco Charter Fund                                      June 21, 2000
Invesco Constellation Fund                                June 21, 2000
Invesco Disciplined Equity Fund                           July 14, 2009
Invesco Diversified Dividend Fund                       December 28, 2001
Invesco Large Cap Basic Value Fund                        June 21, 2000
Invesco Large Cap Growth Fund                             June 21, 2000
Invesco Summit Fund                                       July 24, 2000

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                                   ------------------   ----------------
Invesco Basic Balanced Fund                            September 28, 2001
Invesco European Small Company Fund                      August 30, 2000
Invesco Global Core Equity Fund                         December 27, 2000
Invesco International Small Company Fund                 August 30, 2000
Invesco Mid Cap Basic Value Fund                        December 27, 2001
Invesco Select Equity Fund                                June 1, 2000
Invesco Small Cap Equity Fund                            August 30, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                                   ------------------   ----------------
Invesco Basic Value Fund                                  June 5, 2000
Invesco Convertible Securities Fund                     February 12, 2010
Invesco Global Equity Fund                              September 1, 2001
Invesco Mid Cap Core Equity Fund                        September 1, 2001
Invesco Small Cap Growth Fund                          September 11, 2000
Invesco Van Kampen Asset Allocation Conservative
   Fund                                                 February 12, 2010
Invesco Van Kampen Asset Allocation Growth Fund         February 12, 2010
Invesco Van Kampen Asset Allocation Moderate Fund       February 12, 2010
Invesco Van Kampen Harbor Fund                          February 12, 2010
Invesco Van Kampen Leaders Fund                         February 12, 2010
Invesco Van Kampen Real Estate Securities Fund          February 12, 2010
Invesco Van Kampen U.S. Mortgage Fund                   February 12, 2010

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                                   ------------------   ----------------
Invesco Asia Pacific Growth Fund                          June 21, 2000
Invesco European Growth Fund                              June 21, 2000
Invesco Global Growth Fund                                June 21, 2000
Invesco Global Small & Mid Cap Growth Fund                June 21, 2000
Invesco International Growth Fund                         June 21, 2000
Invesco International Core Equity Fund                  November 25, 2003

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                                   ------------------   ----------------
Invesco Alternative Opportunities Fund                  February 12, 2010
Invesco Balanced-Risk Allocation Fund                     May 29, 2009
Invesco China Fund                                       March 31, 2006
Invesco Commodities Strategy Fund                       February 12, 2010
Invesco Developing Markets Fund                         September 1, 2001
Invesco Emerging Market Local Currency Debt Fund          June 14, 2010
Invesco Endeavor Fund                                   November 4, 2003
Invesco FX Alpha Plus Strategy Fund                     February 12, 2010
Invesco FX Alpha Strategy Fund                          February 12, 2010
Invesco Global Advantage Fund                           February 12, 2010
Invesco Global Dividend Growth Securities Fund          February 12, 2010
Invesco Global Fund                                     November 4, 2003
Invesco Global Health Care Fund                         September 1, 2001
Invesco Health Sciences Fund                            February 12, 2010
Invesco International Growth Equity Fund                February 12, 2010
Invesco International Total Return Fund                  March 31, 2006
Invesco Japan Fund                                       March 31, 2006
Invesco LIBOR Alpha Fund                                 March 31, 2006
Invesco Pacific Growth Fund                             February 12, 2010
Invesco Small Companies Fund                            November 4, 2003
Invesco Van Kampen Emerging Markets Fund                February 12, 2010
Invesco Van Kampen Global Bond Fund                     February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco Van Kampen Global Equity Allocation Fund        February 12, 2010
Invesco Van Kampen Global Franchise Fund                February 12, 2010
Invesco Van Kampen Global Tactical Asset Allocation
   Fund                                                 February 12, 2010
Invesco Van Kampen International Advantage Fund         February 12, 2010
Invesco Van Kampen International Growth Fund            February 12, 2010

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                                   ------------------   ----------------
Invesco Core Bond Fund                                  December 28, 2001
Invesco Dynamics Fund                                   November 25, 2003
Invesco Global Real Estate Fund                          April 29, 2005
Invesco High Yield Fund                                   June 1, 2000
Invesco High Yield Securities Fund                      February 12, 2010
Invesco Income Fund                                       June 1, 2000
Invesco Limited Maturity Treasury Fund                    June 1, 2000
Invesco Money Market Fund                                 June 1, 2000
Invesco Municipal Bond Fund                               June 1, 2000
Invesco Real Estate Fund                               September 11, 2000
Invesco Short Term Bond Fund                             August 29, 2002
Invesco U.S. Government Fund                              June 1, 2000
Invesco Van Kampen Core Plus Fixed Income Fund          February 12, 2010
Invesco Van Kampen Corporate Bond Fund                  February 12, 2010
Invesco Van Kampen Government Securities Fund           February 12, 2010
Invesco Van Kampen High Yield Fund                      February 12, 2010
Invesco Van Kampen Limited Duration Fund                February 12, 2010

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                                   ------------------   ----------------
Invesco Energy Fund                                     November 25, 2003
Invesco Financial Services Fund                         November 25, 2003
Invesco Gold & Precious Metals Fund                     November 25, 2003
Invesco Leisure Fund                                    November 25, 2003
Invesco Mid-Cap Value Fund                              February 12, 2010
Invesco Small-Mid Special Value Fund                    February 12, 2010
Invesco Special Value Fund                              February 12, 2010
Invesco Technology Fund                                 November 25, 2003
Invesco Technology Sector Fund                          February 12, 2010
Invesco U.S. Mid Cap Value Fund                         February 12, 2010
Invesco U.S. Small Cap Value Fund                       February 12, 2010
Invesco U.S. Small/Mid Cap Value Fund                   February 12, 2010
Invesco Utilities Fund                                  November 25, 2003
Invesco Value Fund                                      February 12, 2010
Invesco Value II Fund                                   February 12, 2010
Invesco Van Kampen American Value Fund                  February 12, 2010
Invesco Van Kampen Capital Growth Fund                  February 12, 2010
Invesco Van Kampen Comstock Fund                        February 12, 2010
Invesco Van Kampen Enterprise Fund                      February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund                  February 12, 2010
Invesco Van Kampen Small Cap Value Fund                 February 12, 2010
Invesco Van Kampen Technology Sector Fund               February 12, 2010
Invesco Van Kampen Utility Fund                         February 12, 2010
Invesco Van Kampen Value Opportunities Fund             February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                                   ------------------   ----------------
Invesco High Income Municipal Fund                        June 1, 2000
Invesco Municipal Fund                                  February 12, 2010
Invesco Tax-Exempt Cash Fund                              June 1, 2000
Invesco Tax-Exempt Securities Fund                      February 12, 2010
Invesco Tax-Free Intermediate Fund                        June 1, 2000
Invesco Van Kampen California Insured Tax Free Fund     February 12, 2010
Invesco Van Kampen High Yield Municipal Fund            February 12, 2010
Invesco Van Kampen Insured Tax Free Income Fund         February 12, 2010
Invesco Van Kampen Intermediate Term Municipal
   Income Fund                                          February 12, 2010
Invesco Van Kampen Municipal Income Fund                February 12, 2010
Invesco Van Kampen New York Tax Free Income Fund        February 12, 2010

         AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                                   ------------------   ----------------
Premier Portfolio                                       November 25, 2003
Premier Tax-Exempt Portfolio                            November 25, 2003
Premier U.S. Government Money Portfolio                 November 25, 2003

             AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                                   ------------------   ----------------
Invesco V.I. Basic Balanced Fund                           May 1, 2000
Invesco V.I. Basic Value Fund                          September 10, 2001
Invesco V.I. Capital Appreciation Fund                     May 1, 2000
Invesco V.I. Capital Development Fund                      May 1, 2000
Invesco V.I. Core Equity Fund                              May 1, 2000
Invesco V.I. Diversified Income Fund                       May 1, 2000
Invesco V.I. Dividend Growth Fund                       February 9, 2010
Invesco V.I. Dynamics Fund                               April 30, 2004
Invesco V.I. Financial Services Fund                     April 30, 2004
Invesco V.I. Global Dividend Growth Fund                February 9, 2010
Invesco V.I. Global Health Care Fund                     April 30, 2004
Invesco V.I. Global Real Estate Fund                     April 30, 2004
Invesco V.I. Government Securities Fund                    May 1, 2000
Invesco V.I. High Yield Fund                               May 1, 2000
Invesco V.I. High Yield Fund                            February 12, 2010
Invesco V.I. Income Builder Fund                        February 12, 2010
Invesco V.I. International Growth Fund                     May 1, 2000
Invesco V.I. Large Cap Growth Fund                      September 1, 2003
Invesco V.I. Leisure Fund                                April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund                  September 10, 2001
Invesco V.I. Money Market Fund                             May 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. PowerShares ETF Allocation Fund            October 22, 2008
Invesco V.I. S&P 500 Index Fund                         February 12, 2010
Invesco V.I. Select Dimensions Balanced Fund            February 12, 2010
Invesco V.I. Select Dimensions Dividend Growth Fund     February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted
   S&P 500 Fund                                         February 12, 2010
Invesco V.I. Small Cap Equity Fund                      September 1, 2003
Invesco V.I. Technology Fund                             April 30, 2004
Invesco V.I. Utilities Fund                              April 30, 2004
Invesco Van Kampen V.I. Capital Growth Fund             February 12, 2010
Invesco Van Kampen V.I. Comstock Fund                   February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund          February 12, 2010
Invesco Van Kampen V.I. Global Tactical Asset
  Allocation Fund                                       February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund        February 12, 2010
Invesco Van Kampen V.I. Government Fund                 February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund          February 12, 2010
Invesco Van Kampen V.I. High Yield Fund                 February 12, 2010
Invesco Van Kampen V.I. International Growth Equity
   Fund                                                 February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund             February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund              February 12, 2010
Invesco Van Kampen V.I. Value Fund                      February 12, 2010

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                                   ------------------   ----------------
Government & Agency Portfolio                             June 1, 2000
Government TaxAdvantage Portfolio                         June 1, 2000
Liquid Assets Portfolio                                   June 1, 2000
STIC Prime Portfolio                                      June 1, 2000
Tax-Free Cash Reserve Portfolio                           June 1, 2000
Treasury Portfolio                                        June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.